RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2017
Related Party [Abstract]
Schedule of Company's key personnel remuneration
The Company’s key personnel include all members of the Board of Directors and five members of senior management in 2017, 2016 and 2015. Key personnel remuneration includes the following expenses for each of the years in the three-year period ended December 31, 2017:

	2017	2016	2015
	$	$	$
Short-term benefits including employee salaries and bonuses and director retainer and committee fees	4,099	4,842	3,378
Post-employment and other long-term benefits	295	305	311
Share-based compensation expense (1)	1,619	5,195	2,121
Termination benefits	—	—	(405)
Total remuneration	6,013	10,342	5,405

(1)	The table above does not include amounts recognized in deficit for share-based compensation arising as a result of the amendments to the DSU and PSU plans.